                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                          -----------------------------


                                    FORM 8-K
                                 CURRENT REPORT



                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): NOVEMBER 22, 2000



COMMISSION         EXACT NAME OF REGISTRANT AS               I.R.S. EMPLOYER
FILE NUMBER        SPECIFIED IN ITS CHARTER                  IDENTIFICATION NO.
-----------        ------------------------                  ------------------
1-11607            DTE ENERGY COMPANY
                   (A MICHIGAN CORPORATION)                  38-3217752
                   2000 2ND AVENUE
                   DETROIT, MICHIGAN 48226-1279
                   313-235-4000

1-2198             THE DETROIT EDISON COMPANY
                   (A MICHIGAN CORPORATION)                  38-0478650
                   2000 2ND AVENUE
                   DETROIT, MICHIGAN 48226-1279
                   313-235-8000

ITEM 5.  OTHER EVENTS.

On November 22, 2000 The Detroit Edison Company filed a Petition for Rehearing with respect to the order of the Michigan Public Service Commission creating securitization property and approving the issuance of securitization bonds. The Petition seeks clarification of certain terms of the MPSC's November 2, 2000 Order.

The Detroit Edison Company is a wholly owned subsidiary of DTE Energy Company.

Detroit Edison's press release, dated November 22, 2000, is attached as Exhibit 99-37.

Detroit Edison's Petition for Rehearing is attached as Exhibit 99-38.

ITEM. 7.  EXHIBITS.

99-37    Detroit Edison press release dated November 22, 2000.

99-38 Detroit Edison Petition for Rehearing, filed November 22, 2000 with the MPSC.



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


                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrants have duly caused this report to be signed on their behalf by the undersigned, hereunto duly authorized.



                             DTE ENERGY COMPANY
                             ------------------------------------------------
                             (Registrant)


                             By:  /s/ N.A. Khouri
                                  -------------------------------------------
                                      N.A. Khouri
                                      Assistant Treasurer - Finance


                             THE DETROIT EDISON COMPANY
                             -----------------------------------
                             (Registrant)


                             By:  /s/ Daniel G. Brudzynski
                                  -------------------------------------------
                                      Daniel G. Brudzynski
                                      Assistant Vice President and Controller



Date:  November 22, 2000

                                 Exhibit Index



Exhibit No.              Description

  99-37                  Detroit Edison press release dated November 22, 2000.

  99-38 Detroit Edison Petition for Rehearing, filed November 22, 2000 with the MPSC.